UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2018

ALLIANCEBERNSTEIN HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On April 24, 2018, the Compensation Committee of the Board of Directors of     AllianceBernstein Corporation, general partner of AllianceBernstein L.P. (“ABLP”) and AllianceBernstein Holding L.P. (“AB Holding” and, together with ABLP, “AB”) approved an award of restricted AB Holding Units (NYSE: AB) to each of the following executive officers of AB:

•	James A. Gingrich, Chief Operating Officer;

•	Kate C. Burke, Head of Human Capital and Chief Talent Officer;

•	Laurence E. Cranch, General Counsel; and

•	John C. Weisenseel, Chief Financial Officer.

The terms and conditions relating to these awards are described in the attached forms     of award agreement.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.01	J. Gingrich award agreement.

99.02	K. Burke, L. Cranch and J. Weisenseel form of award agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN HOLDING L.P.
Dated: April 30, 2018	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary